FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 1996



                            INTRANET SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)



        41-1652566                     Minnesota                 0-19817
(I.R.S. Identification No.)    (State of Incorporation)   (Commission File No.)


                         9625 W. 76th Street, Suite 150
                             Eden Prairie, MN 55344
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (612) 903-2000


                       MacGregor Sports and Fitness, Inc.
                              8100 White Horse Road
                              Greenville, SC 29611

            (Former name and address of principal executive offices)


    Registrant's former telephone number, including area code: (864) 294-5230




ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

ITEM 8.  CHANGE IN FISCAL YEAR.

         On July 30 and 31, 1996, the Registrant's predecessor, MacGregor Sports and Fitness, Inc. ("MSF"), and IntraNet Integration Group, Inc., a Minnesota corporation (formerly known as Technical Publishing Solutions, Inc.) ("IntraNet") closed on their previously announced tax-free reorganization pursuant to which IntraNet became a wholly-owned subsidiary of the Registrant and the Registrant subsequently changed its name to IntraNet Solutions, Inc. ("IntraNet Solutions"). The transaction was accomplished through a tax-free reverse subsidiary merger whereby IntraNet merged with and into MG Acquisition Subsidiary, Inc. ("MG"), a wholly-owned subsidiary of MSF, with IntraNet as the surviving corporation pursuant to such merger. Subsequent to the transaction, the Registrant has changed the listing of its common stock on the Nasdaq Small-Cap(TM) Market to the symbol "INRS."

         The tax-free reorganization among MSF, IntraNet and MG was closed on July 30 and 31, 1996 pursuant to an Agreement and Plan of Merger (the "Merger Agreement") entered into on January 16, 1996, and as amended on March 20, 1996, May 31, 1996 and July 2, 1996. The complete terms and conditions of the transactions among the parties are set forth in the Merger Agreement attached as
Exhibit 2.1 hereto, and the terms and conditions of which are incorporated herein by reference, as previously filed with the Securities and Exchange Commission on July 3, 1996.

         The transaction summarized above included five items required to be disclosed on Form 8-K: a change in control of the Registrant's predecessor, MSF; the disposition of substantially all the assets of Registrant's predecessor as a condition of the reorganization; a change in the Registrant's certifying accountant; the resignation of all but one of the Registrant's existing directors; and a change in the Registrant's fiscal year.

         The change in control of the Registrant's predecessor, MSF, was effected by the Registrant's shareholders approving, at a Special Meeting of MSF shareholders held in Minneapolis on July 30, 1996, the consummation of the Merger Agreement whereby IntraNet was merged into MG, a wholly-owned subsidiary of MSF formed solely for the purpose of completing the reorganization. Pursuant to the Merger Agreement, IntraNet shareholders received approximately 1.73 MSF common shares in exchange and conversion for each one (1) share of IntraNet common stock held on the Effective Date of the merger. As a result of the reorganization, MSF issued, at closing, 18,000,000 common shares to the former shareholders of IntraNet. The Registrant now has approximately 30,000,000 common shares issued and outstanding, of which a majority of such common shares are collectively held by the former shareholders of IntraNet. Consequently, the former shareholders of IntraNet now own approximately 60% of the issued and outstanding shares of the Registrant, excluding outstanding options, warrants and other derivative or convertible securities.

         In connection with such change in control, and effectively, the acquisition by the Registrant's predecessor of the business formerly conducted by IntraNet, the Registrant also amended and restated its Articles of Incorporation to change its name to IntraNet Solutions, Inc., and further, changed the Registrant's certifying accountants from Gelfond Hochstadt Pangburn & Co. to Lund, Koehler, Cox & Co., PLLP. In addition, the management of IntraNet has become the management of the Registrant. The Registrant's change of auditors was not related to any resignation or declination to stand for re-election after completion of the Registrant's last audit, or for any reason related to such independent auditor's services to the Registrant's predecessor, but instead, was based on the service of Lund, Koehler, Cox & Co., PLLP as the independent public accountants for IntraNet since 1992 and upon such firm's experience, history and familiarity with IntraNet's current business and operations.

         In addition, pursuant to the Merger Agreement, the Registrant elected and appointed at the aforementioned Special Meeting of Shareholders a new slate of five (5) directors, only one of whom (Mr. Henry Fong) was a prior director of the Registrant. The vote for the election of the new slate of Registrant's five
(5) directors is set forth below. Directors Englestad and Johnston, who resigned immediately prior to Registrant's Special Meeting of Shareholders, did not resign or decline to stand for re-election because of any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices, but instead, resigned to complete one of the conditions to the closing on the reorganization summarized above. The Registrant's newly-constituted Board of Directors includes: Robert F. Olson (the former founder, President and Chief Executive Officer of IntraNet); Jeffrey J. Sjobeck (the former Chief Financial Officer of IntraNet); Ronald E. Eibensteiner (a director of and private investor in numerous development stage companies); David
D. Koentopf (a private investor and business consultant to several emerging private and public industrial and healthcare related companies); and Mr. Henry Fong (the former chairman of the Board of Directors of the Registrant's predecessor). Subsequent to the Registrant's Special Meeting of Shareholders, the newly-constituted Board of Directors of IntraNet Solutions, Inc. elected Robert F. Olson as its Chairman.

         As a further condition of the closing on the Merger Agreement, the Registrant was obligated to change its fiscal year end from July 31 to March 31. As previously disclosed, the Merger Agreement between the parties required the change in the Registrant's fiscal year to coincide with the historic fiscal year of IntraNet and its wholly-owned subsidiaries, IntraNet Distribution Group, Inc. and IntraNet Professional Services Group, Inc. As a result of the Registrant's change in fiscal year, the Registrant will henceforth file quarterly reports as a small business issuer on Form 10-QSB for the three-month periods ending June 30, September 30 and December 31. Accordingly, the Registrant will file its Annual Report on Form 10-KSB for the fiscal year ending March 31, 1997 on or before June 30, 1997.

         In addition, pursuant to, and as a condition of the closing on the merger between the parties, MSF was required to dispose of all of its existing assets such that, prior to closing, its balance sheet would show a tangible net worth less non-current assets of at least $3,000,000, cash of at least $1,000,000 and no liabilities, with such balance sheet to be prepared in accordance with generally accepted accounting principles consistently applied. Furthermore, MSF was required to have satisfied, in full, all existing indebtedness owed to lenders of the Registrant and indebtedness in favor of trade debtors of the Registrant, including all affiliates of the Registrant. To meet such condition, and to produce a balance sheet prior to closing indicating such tangible net worth, cash and no liabilities, MSF completed a series of transactions prior to closing that the Registrant's shareholders approved on July 30, 1996. Such transactions included the sale of all the rights of MSF in and to the "MacGregor" trademark pursuant to certain license agreements and certain related trademarks (the "MacGregor Rights") which comprised substantially all of MSF's assets, to Hutch Sports U.S.A., Inc. ("Hutch"), a subsidiary of Roadmaster Industries, Inc. ("Roadmaster"). MSF and Roadmaster were affiliates in that they were both under the indirect common control of Mr. Henry Fong, the former chairman of MSF and a director of the Registrant. As a result of his interest in such transaction, Mr. Henry Fong (and his affiliates) abstained from voting in connection with the sale and transfer of the MacGregor Rights from MSF to Hutch. Such abstention is reflected on the shareholder vote indicated below.

         The MSF disposition of assets required under the Merger Agreement resulted in Hutch's acquiring the MacGregor Rights for a purchase price of $2,910,000, payable as follows: (i) $1,000,000 in cash on or prior to closing; and (ii) the delivery of a one-year unsecured installment Promissory Note in the amount of $1,910,000 to be paid in twelve (12) equal monthly installments bearing interest at the rate equal to the prime or base rate from time to time publicly announced by Bank America, N.A. MSF closed on the disposition of such assets immediately prior to closing on the reorganization with IntraNet, but made such transaction effective February 1, 1996. In response to such agreement, MSF reduced the carry amount of its intangible assets at January 31, 1996 by $1,200,000. Previously, MSF anticipated realizing approximately $4,000,000 on the sale of the MacGregor Rights. However, in late 1995, as previously disclosed, due to the competitive retail environment in which the MacGregor trademarks operate, MSF's Board of Directors believed the approximately $2,900,000 offered by Hutch (as reflected in the Proxy Statement for MSF's Special Meeting of Shareholders held on July 30, 1996) would be the maximum amount a buyer would reasonably offer for these assets. Over the last two years, management and the Board of Directors of MSF investigated the sale of the MacGregor Rights to various potential buyers, and based on the results of those prior negotiations, believed the transaction with Hutch offered the best outcome for MSF and its shareholders.

         The complete terms and conditions of the transactions among MSF, IntraNet and MG which result in the Registrant's present corporate form are more fully set forth in the Merger Agreement and the Proxy Statement attached as Exhibits 2.1 and 21.1 hereto, and the terms and conditions of which are incorporated herein by reference, as previously filed with the Securities and Exchange Commission on July 3, 1996.

         There were no prior material relationships between the Registrant or any of Registrant's affiliates, any director or officer of Registrant or any associate of any such director or officer, on the one hand, and IntraNet, or its shareholders, on the other hand.

         The tabulation of the votes in favor, against and abstaining with regard to the six (6) proposals set forth in the Registrant's Proxy Statement for the Special Meeting of Registrant's Shareholders held in Minneapolis, Minnesota on July 30, 1996, is set forth below.

                         PROPOSAL                                IN FAVOR        AGAINST        ABSTAIN
                         --------                                ---------       -------       ---------
1.    SALE  OF  REGISTRANT'S   ASSETS  TO  HUTCH  SPORTS
      U.S.A.,    INC.   (A   SUBSIDIARY   OF   ROADMASTER
      INDUSTRIES, INC.)                                          5,241,578         9,900       1,297,852

2.    APPROVAL  OF  MERGER  WITH  INTRANET   INTEGRATION
      GROUP, INC.                                                6,539,530         2,500           7,300

3.    AMENDMENT   AND    RESTATEMENT   OF   REGISTRANT'S
      ARTICLES OF INCORPORATION                                  6,711,605        42,400          20,350

4.    ELECTION OF REGISTRANT'S DIRECTORS                         6,873,131         7,700             0.0

5.    ADOPTION OF NEW  REGISTRANT  STOCK OPTION PLAN AND
      RESERVATION  OF 10,000,000  COMMON SHARES  PURSUANT
      TO SUCH PLAN                                               6,345,763       134,967          68,600

6.    APPOINTMENT  OF LUND KOEHLER COX & CO.,  PLLP,  AS
      INDEPENDENT AUDITORS TO REGISTRANT                         8,761,288        77,416          54,295


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  The financial statements of IntraNet, the business acquired by MG as summarized above, are included in Exhibit 21.1 attached hereto and are incorporated herein by reference, as previously filed with the Securities and Exchange Commission on July 3, 1996.


         (b)      PRO FORMA FINANCIAL INFORMATION.

                  The pro forma financial information required hereby is included in Exhibit 21.1 attached hereto and is incorporated herein by reference, as previously filed with the Securities and Exchange Commission on July 3, 1996.

         (c)      EXHIBITS.

                  1. Agreement and Plan of Merger dated January 16, 1996, as amended, among the Registrant (now known as IntraNet Solutions, Inc.), IntraNet Integration Group, Inc. and MG Acquisition Subsidiary, Inc.

                  2. Amended and Restated Articles of Incorporation of Registrant approved by Registrant's shareholders on July 30, 1996.

                  3. Proxy Statement for MSF's Special Meeting of Shareholders held on July 30, 1996, in Minneapolis, Minnesota.

                  4. Press release of Registrant released through Business Wire on July 31, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   August 7, 1996                INTRANET SOLUTIONS, INC. ("REGISTRANT")


                                        By:   /s/ Robert F. Olson
                                              Its:  Chief Executive Officer


                                        By:   /s/ Jeffery J. Sjobeck
                                              Its:  Chief Financial Officer



                                  EXHIBIT INDEX

EXHIBIT NO.    METHOD OF FILING                                             DESCRIPTION
- -----------    ----------------                                             -----------
2.1            Incorporated  herein  by  reference  Agreement  and  Plan of  Merger,  dated as of  January  16, as filed  with the  Securities  and  1996,  as amended on March 20, 1996,  May 31, 1996 and July
               Exchange  Commission  in connection  2,  1996  among  MSF  (the  Registrant's  predecessor),  MG
               with  the  Registrant's  Definitive  Acquisition  Subsidiary,   Inc.  and  IntraNet  Integration
               Proxy filed on July 3, 1996          Group, Inc.

4.1            Incorporated  herein  by  reference  Registrant's    Amended    and    Restated    Articles   of
               as filed  with the  Securities  and  Incorporation approved by the Registrant's  shareholders on
               Exchange  Commission  in connection  July 30, 1996
               with  the  Registrant's  Definitive
               Proxy filed on July 3, 1996

21.1           Incorporated  herein  by  reference  Registrant's  Proxy  Statement  for a  Special  Meeting  of
               as filed  with the  Securities  and  MSF's  Shareholders  held on July 30, 1996 in  Minneapolis,
               Exchange Commission on July 3, 1996  Minnesota

99.1           Filed herewith                       Press Release of Registrant issued July 31, 1990